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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 8, 2005


                          EDAC TECHNOLOGIES CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


         Wisconsin                      0-14275                  39-1515599
         ---------                      -------                  ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)           Identification No.)


                  1806 New Britain Avenue, Farmington, CT 06032
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: 860-677-2603


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2--FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 8, 2005, EDAC Technologies Corporation issued a press release announcing its fourth quarter 2004 results. The press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

 The following exhibit is included herewith:



Exhibit No.           Description
-----------           -----------
99.1                  Press release, dated March 8, 2005 issued by EDAC
                      Technologies Corporation


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EDAC TECHNOLOGIES CORPORATION

Date:  March 8, 2005                        By: /s/ Glenn L. Purple
                                                -----------------------
                                                Vice President-Finance and Chief
                                                Financial Officer



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                                  EXHIBIT INDEX
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Exhibit No.            Description
-----------            -----------
99.1                   Press release, dated March 8, 2005 issued by EDAC
                       Technologies Corporation

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